UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 14th, 2022

STEMTECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-172172	87-2151440
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

10370 USA Today Way

Miramar, FL 33025

(Address of principal executive offices and Zip Code)

(954) 715-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19th, 2021, the Company adopted an Amendment to its Articles changing the name of the Corporation to STEMTECH CORPORATION in the state of Nevada, and on April 14th, 2022, FINRA gave final approval for said name change as found on its’Daily List with the new ticker Symbol “STEK”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1	Nevada Certificate of Amendment Changing the Name of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18th, 2022

STEMTECH CORPORATION

/s/ Charles Arnold
By:	Charles Arnold, Dir., CEO

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